RIGHT-OF-USE ASSETS AND OPERATING LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Right-of-use assets and operating lease liabilities as of the respective balance sheet
Right-of-use assets	$ 18,876	¥ 131,408	¥ 0
Operating lease liabilities - current	6,016	41,882	0
Operating lease liabilities - non-current	17,576	122,360	0
Total operating lease liabilities	$ 23,592	¥ 164,242	¥ 0